UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

2929 Walnut Street

Suite 1700

Philadelphia, PA 19104

(Address of principal executive offices) (Zip Code)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Brandywine Realty Trust:

Emerging growth company  ☐

Brandywine Operating Partnership, L.P.:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01.	Financial Statements and Exhibits

We are filing as Exhibits 12.1 and 12.2, respectively, to this Current Report on Form 8-K, and incorporating herein by reference, the Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Share Distributions of Brandywine Realty Trust and the Computation of Ratio of Earnings to Combined Fixed Charges of Brandywine Operating Partnership, L.P.

For the purpose of calculating Brandywine Realty Trust’s ratios of earnings to combined fixed charges and preferred share distributions, earnings have been calculated by adding fixed charges, distributed income of equity investees, and amortization of capitalized interest to income (loss) from continuing operations before non-controlling interest and equity in earnings from unconsolidated real estate ventures, less capitalized interest and preferred distributions of consolidated subsidiaries. Fixed charges consist of interest costs (whether expensed or capitalized), amortization of deferred financing costs, amortization of discounts or premiums related to indebtedness, Brandywine Realty Trust’s share of interest expense from unconsolidated equity method investments, the interest portion of rent expense and preferred distributions of consolidated subsidiaries. Preferred distributions include income allocated to holders of Brandywine Realty Trust’s preferred shares.

For the purpose of calculating Brandywine Operating Partnership L.P.’s ratios of earnings to combined fixed charges, earnings have been calculated by adding fixed charges, distributed income of equity investees, and amortization of capitalized interest to income (loss) from continuing operations before non-controlling interest and equity in earnings from unconsolidated real estate ventures, less capitalized interest. Fixed charges consist of interest costs (whether expensed or capitalized), amortization of deferred financing costs, amortization of discounts or premiums related to indebtedness, Brandywine Operating Partnership L.P.’s share of interest expense from unconsolidated equity method investments, and the interest portion of rent expense.

Exhibit	Description

12.1	Statement re Computation of Ratios of Brandywine Realty Trust

12.2	Statement re Computation of Ratios of Brandywine Operating Partnership, L.P.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

By:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: November 9, 2017